PlanetOut Reports Second-Quarter 2007 Results
Company Executes on Key Initiatives Aimed at Revitalizing Business Model
SAN FRANCISCO, August 1, 2007 — PlanetOut Inc. (Nasdaq: LGBT), the leading media and entertainment company exclusively focused on the gay and lesbian market, today reported its financial results for the second quarter ended June 30, 2007.
“During the second quarter we made significant progress in our efforts to solidify PlanetOut’s balance sheet and position the company for future growth,” said Karen Magee, chief executive officer, PlanetOut Inc. “During the quarter, we signed an agreement to raise $26.2 million through an equity financing transaction, which closed in early July 2007; and we examined every aspect of our business to identify ways to simplify and focus the company, and reduce expenses. Our recent announcement to close PlanetOut’s international offices was a direct result of this effort.
“We are making strategic changes to enable us to increase focus throughout the organization on the most critical issues and opportunities in front of us during an important time of transition and rebuilding for the company,” Magee added.
Second-Quarter Financial Results
Revenue — Total revenue for the second quarter of 2007 was $18.5 million, an increase of 14 percent compared to $16.3 million for the same period one year ago.
Advertising services revenue for the second quarter of 2007 was $6.7 million, down from $7.3 million for the second quarter of 2006.
Subscription services revenue for the second quarter of 2007 was $5.7 million, down from $6.3 million for the second quarter of 2006.
Transaction services revenue for the second quarter of 2007 was $6.1 million, up from $2.7 million for the same quarter a year ago.
Adjusted EBITDA — Adjusted EBITDA for the second quarter of 2007 was $(3.3) million, down from $2.0 million for the same quarter a year ago.
Net Loss and Net Loss Per Share — GAAP net loss for the second quarter of 2007 was $31.0 million, or a loss of $1.77 per basic and diluted share, compared with a GAAP net loss of $0.4 million for the same quarter a year ago, or a loss of $0.02 per basic and diluted share.
For the second quarter of 2007, Adjusted Net Loss was $5.6 million, or a loss of $0.32 per basic and diluted share, down from Adjusted Net Income of $0.6 million for the second quarter of 2006, or $0.03 per basic and diluted share.

Please refer to the “Note to Unaudited Condensed Consolidated Statements of Operations” for definitions of certain key financial measures used here and in the “Business Outlook” sections of this press release.
Business Outlook
The following statements are based upon management’s current expectations. These statements are forward-looking, and actual results may differ materially. The company undertakes no obligation to update these statements.
For full year 2007, PlanetOut maintains its previous guidance and expects total revenue to be between $70.0 million and $75.0 million and Adjusted EBITDA to be between $(7.0) million and $(9.0) million.
Conference Call and Webcast Information
The company will host a conference call and live webcast today at 5:30 p.m. Eastern Time (2:30 p.m. Pacific Time) to discuss results for the second quarter.
Parties in the United States and Canada can dial 800-218-8862 to participate in the teleconference. International parties can access the call at 303-262-2131. Additionally, PlanetOut Inc. will offer a live webcast of the conference call, accessible from the “Investor Relations” section of the company’s website (www.planetoutinc.com). A telephonic replay is also available for two weeks after the live call at 800-405-2236 (international parties dial 303-590-3000). Passcode: 11093100#.
Use of Non-GAAP Financial Measures
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted earnings per share (“Adjusted EPS”) — Basic and Diluted, which are reconciled to net income (loss), net income (loss), and net income (loss) per share — basic and diluted, respectively, which the company believes are the most comparable GAAP measures. The company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.

Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, restructuring, non-cash impairment charges, executive transition, financial advisory fees, minority interest in gain of consolidated affiliate and other expense, net. The company considers Adjusted EBITDA to be an important indicator of its operational strength. The company deducts other expense, net, consisting primarily of interest income (expense) from net income (loss) in calculating Adjusted EBITDA because it regards interest income (expense) to be a non-operating item. This measure also eliminates the effects of depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, minority interest in gain of consolidated affiliate and stock-based compensation expense from period to period, which the company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, minority interest in gain of consolidated affiliate and stock-based compensation costs are not directly attributable to the underlying performance of the company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding stock-based compensation expense, restructuring, non-cash impairment charges, executive transition and financial advisory fees. The company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS — Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
PlanetOut’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s ongoing economic performance and PlanetOut therefore uses non-GAAP information internally to evaluate and manage the company’s operations. PlanetOut has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how the company analyzes its operating results.
Forward-Looking Statements
In addition to the historical information contained herein, this press release contains forward-looking statements, including statements regarding PlanetOut’s anticipated future growth and financial performance, as well as statements containing the words “believes,”

“anticipates,” “expects,” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the company’s limited operating history and variability of operating results; the company’s ability to attract and retain subscribers and advertisers; timing and success of cruises, events and product launches; and the company’s dependence on technology infrastructure and the Internet. Additional information concerning factors that could affect PlanetOut’s future business and financial results is included in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and other public filings filed from time to time with the Securities and Exchange Commission (SEC), which are available at the SEC’s website at www.sec.gov. All such forward-looking statements are current only as of the date on which such statements were made. PlanetOut does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.
About PlanetOut Inc.
PlanetOut Inc. is the leading global media and entertainment company exclusively serving the lesbian, gay, bisexual and transgender (LGBT) community.
PlanetOut’s digital media brands include Gay.com, PlanetOut.com, Advocate.com, Out.com, OutTraveler.com and HIVPlusMag.com. PlanetOut print media brands, published by LPI, include The Advocate, Out, The Out Traveler and HIVPlus, as well as SpecPub, Inc. titles. Transaction services brands include e-commerce Web sites Kleptomaniac.com and BuyGay.com, travel and events marketer RSVP Vacations and book publisher Alyson Publications.
PlanetOut, based in San Francisco with additional offices in New York, Los Angeles and Minneapolis, offers Global 1000 and local advertisers access to what it believes to be the most extensive multi-channel, multi-platform network of gay and lesbian people in the world. For more information, please visit www.planetoutinc.com.
Contact:
Kevin Nyland
PlanetOut Inc.
(415) 834-6389
kevin.nyland@planetoutinc.com

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2006	2007	2006	2007
Revenue:
Advertising services	$7,318	$6,742	$12,665	$12,067
Subscription services	6,321	5,695	12,591	11,341
Transaction services	2,656	6,074	8,612	11,862

Total revenue	16,295	18,511	33,868	35,270

Operating costs and expenses:(*)
Cost of revenue	6,872	13,640	16,302	25,905
Sales and marketing	4,427	4,572	8,371	9,404
General and administrative	3,078	4,073	6,158	8,528
Restructuring	834	—	834	—
Depreciation and amortization	1,300	1,845	2,524	3,542
Impairment of goodwill	—	24,900	—	24,900

Total operating costs and expenses	16,511	49,030	34,189	72,279

Loss from operations	(216)	(30,519)	(321)	(37,009)
Other expense, net	(91)	(482)	(118)	(866)

Loss before income taxes and minority interest	(307)	(31,001)	(439)	(37,875)
Provision for income taxes	—	—	—	—
Minority interest in gain of consolidated affiliate	(47)	—	(47)	—

Net loss	$(354)	$(31,001)	$(486)	$(37,875)

Net loss per share — basic and diluted	$(0.02)	$(1.77)	$(0.03)	$(2.17)

Weighted-average shares used to compute net loss per share — basic and diluted	17,315	17,507	17,288	17,479

(*) Includes stock-based compensation expense (benefit) as follows:

Cost of revenue	$1	$51	$6	$131
Sales and marketing	1	3	2	42
General and administrative	(101)	108	(22)	294

Total stock-based compensation expense (benefit)	$(99)	$162	$(14)	$467

Supplemental Financial Data (See Note to Unaudited Condensed Consolidated Statements of Operations)

Adjusted EBITDA	$2,014	$(3,279)	$3,218	$(7,067)

Adjusted Net Income (Loss)	$576	$(5,606)	$529	$(11,475)

Adjusted EPS:
Basic	$0.03	$(0.32)	$0.03	$(0.66)

Diluted	$0.03	$(0.32)	$0.03	$(0.66)

PlanetOut Inc.
Note to Unaudited Condensed Consolidated Statements of Operations
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted earnings per share (“Adjusted EPS”) – Basic and Diluted, which are reconciled to net income (loss), net income (loss) and net income (loss) per share – basic and diluted, respectively, which the Company believes are the most comparable GAAP measures. The Company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the Company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, restructuring, non-cash impairment charges, executive transition, financial advisory fees, minority interest in gain of consolidated affiliate and other expense, net. The Company considers Adjusted EBITDA to be an important indicator of its operational strength. The Company deducts other expense, net, consisting primarily of interest income (expense) from net income (loss) in calculating Adjusted EBITDA because it regards interest income (expense) to be a non-operating item. This measure also eliminates the effects of depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, minority interest in gain of consolidated affiliate and stock-based compensation expense from period to period, which the Company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, minority interest in gain of consolidated affiliate and stock-based compensation costs are not directly attributable to the underlying performance of the Company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the Company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding stock-based compensation expense, restructuring, non-cash impairment charges, executive transition and financial advisory fees. The Company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the Company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS – Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
The Company undertakes no obligation to provide or update any such estimates or supplemental information in the future.

PlanetOut Inc.
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	December 31,	June 30,
	2006	2007
Assets
Current assets:
Cash and cash equivalents	$9,674	$7,016
Short-term investments	2,050	—
Restricted cash	2,854	166
Accounts receivable, net	9,337	6,085
Inventory	1,690	1,124
Prepaid expenses and other current assets	11,336	8,763
Current assets held for sale	—	2,744

Total current assets	36,941	25,898
Property and equipment, net	10,923	10,031
Goodwill	32,572	7,720
Intangible assets, net	12,132	8,853
Long-term assets held for sale	—	2,737
Other assets	1,021	643

Total assets	$93,589	$55,882

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,782	$2,297
Accrued expenses and other liabilities	3,707	3,712
Deferred revenue, current portion	14,569	14,151
Capital lease obligations, current portion	694	819
Notes payable, current portion net of discount	8,817	13,745
Deferred rent, current portion	228	265
Current liabilities related to assets held for sale	—	2,565

Total current liabilities	29,797	37,554
Deferred revenue, less current portion	1,474	950
Capital lease obligations, less current portion	1,504	1,412
Notes payable, less current portion and discount	8,100	—
Deferred rent, less current portion	1,569	1,489
Long-term liabilities related to assets held for sale	—	630

Total liabilities	42,444	42,035

Stockholders’ equity:
Common stock	17	17
Additional paid-in capital	89,532	90,085
Accumulated other comprehensive loss	(122)	(98)
Accumulated deficit	(38,282)	(76,157)

Total stockholders’ equity	51,145	13,847

Total liabilities and stockholders’ equity	$93,589	$55,882

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Six months ended
	June 30,
	2006	2007
Cash flows from operating activities:
Net loss	$(486)	$(37,875)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,524	3,542
Impairment of goodwill	—	24,900
Non-cash services expense	—	69
Provision for doubtful accounts	226	94
Restructuring	41	—
Stock-based compensation (benefit)	(14)	467
Amortization of debt discount	—	171
Amortization of deferred rent	(40)	(43)
Loss on disposal or write-off of property and equipment	21	375
Minority interest	47	—
Changes in operating assets and liabilities, net of acquisition effects and classification of assets and liabilities related to assets held for sale:
Accounts receivable	(1,774)	2,081
Inventory	(41)	(447)
Prepaid expenses and other assets	(3,216)	1,890
Accounts payable	216	681
Accrued expenses and other liabilities	1,321	390
Deferred revenue	(1,311)	1,667

Net cash used in operating activities	(2,486)	(2,038)

Cash flows from investing activities:
Acquisitions, net of cash acquired	(5,403)	—
Purchases of property and equipment	(1,554)	(1,681)
Maturities of short-term investments	—	2,050
Changes in restricted cash	(4,793)	2,688

Net cash provided by (used in) investing activities	(11,750)	3,057

Cash flows from financing activities:
Proceeds from exercise of common stock options and warrants	306	17
Proceeds from repayment of note receivable from stockholder	843	—
Principal payments under capital lease obligations and notes payable	(484)	(3,718)

Net cash provided by (used in) financing activities	665	(3,701)

Effect of exchange rate on cash and cash equivalents	(13)	24

Net decrease in cash and cash equivalents	(13,584)	(2,658)
Cash and cash equivalents, beginning of period	18,461	9,674

Cash and cash equivalents, end of period	$4,877	$7,016

Supplemental disclosure of noncash investing and financing activities:
Property and equipment and related maintenance acquired under capital leases	$651	$461

PlanetOut Inc.
Reconciliations to Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2006	2007	2006	2007
Adjusted EBITDA:
Net loss	$(354)	$(31,001)	$(486)	$(37,875)
Minority interest in gain of consolidated affiliate	47	—	47	—
Provision for income taxes	—	—	—	—
Other expense, net	91	482	118	866

Loss from operations	(216)	(30,519)	(321)	(37,009)
Restructuring	834	—	834	—
Non-cash impairment charges *	—	25,274	—	25,367
Executive transition	195	(110)	195	497
Financial advisory fees	—	69	—	69
Depreciation and amortization	1,300	1,845	2,524	3,542
Stock-based compensation expense (benefit)	(99)	162	(14)	467

	$2,014	$(3,279)	$3,218	$(7,067)

Adjusted Net Income (Loss):
Net loss	$(354)	$(31,001)	$(486)	$(37,875)
Stock-based compensation expense (benefit)	(99)	162	(14)	467
Restructuring	834	—	834	—
Non-cash impairment charges *	—	25,274	—	25,367
Executive transition	195	(110)	195	497
Financial advisory fees	—	69	—	69

	$576	$(5,606)	$529	$(11,475)

Adjusted EPS:
Basic	$0.03	$(0.32)	$0.03	$(0.66)

Diluted	$0.03	$(0.32)	$0.03	$(0.66)

Weighted-average shares used to compute Adjusted EPS:
Basic	17,315	17,507	17,288	17,479

Diluted	18,301	17,507	18,322	17,479

*	Non-cash impairment charges for the six months ended June 30, 2007 include $93,000 of charges for the three months ended March 31, 2007 not previously defined as a reconciling item in our calculation of Adjusted EBITDA or Adjusted Net Income (Loss).

PlanetOut Inc.
Unaudited Summary of Consolidated Segment Information
(In thousands)

	Three months ended June 30, 2006				Three months ended June 30, 2007
			Travel				Travel
			and				and
	Online	Publishing	Events	Total	Online	Publishing	Events	Total
Revenue:
Advertising services	$2,748	$4,569	$—	$7,317	$2,543	$4,199	$—	$6,742
Subscription services	4,684	1,637	—	6,321	4,241	1,454	—	5,695
Transaction services	578	1,441	638	2,657	317	984	4,773	6,074

Total revenue	8,010	7,647	638	16,295	7,101	6,637	4,773	18,511

Direct operating costs and expenses:
Cost of revenue	2,294	4,475	103	6,872	3,847	4,172	5,621	13,640
Sales and marketing	2,569	1,298	560	4,427	2,405	1,660	507	4,572

Total direct operating costs and expenses	4,863	5,773	663	11,299	6,252	5,832	6,128	18,212

Contribution margin (loss)	$3,147	$1,874	$(25)	4,996	$849	$805	$(1,355)	299

Other operating costs and expenses:
General and administrative				3,078				4,073
Restructuring				834				—
Depreciation and amortization				1,300				1,845
Impairment of goodwill				—				24,900

Total other operating costs and expenses				5,212				30,818

Loss from operations				(216)				(30,519)
Other expense, net				(91)				(482)
Minority interest				(47)				—

Net loss				$(354)				$(31,001)

	Six months ended June 30, 2006				Six months ended June 30, 2007
			Travel				Travel
			and				and
	Online	Publishing	Events	Total	Online	Publishing	Events	Total
Revenue:
Advertising services	$4,595	$8,069	$—	$12,664	$4,449	$7,616	$2	$12,067
Subscription services	9,512	3,079	—	12,591	8,510	2,831	—	11,341
Transaction services	1,170	2,671	4,772	8,613	679	2,015	9,168	11,862

Total revenue	15,277	13,819	4,772	33,868	13,638	12,462	9,170	35,270

Direct operating costs and expenses:
Cost of revenue	4,948	8,236	3,118	16,302	6,925	7,945	11,035	25,905
Sales and marketing	5,334	2,321	716	8,371	4,894	3,277	1,233	9,404

Total direct operating costs and expenses	10,282	10,557	3,834	24,673	11,819	11,222	12,268	35,309

Contribution margin (loss)	$4,995	$3,262	$938	9,195	$1,819	$1,240	$(3,098)	(39)

Other operating costs and expenses:
General and administrative				6,158				8,528
Restructuring				834				—
Depreciation and amortization				2,524				3,542
Impairment of goodwill				—				24,900

Total other operating costs and expenses				9,516				36,970

Loss from operations				(321)				(37,009)
Other expense, net				(118)				(866)
Minority interest				(47)				—

Net loss				$(486)				$(37,875)